EXHIBIT 10.2

THIRD AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated and effective as of December 29, 2004, is entered into by and among Cbeyond Communications, Inc., a Delaware corporation (the “Company”) and the other signatories hereto. Capitalized terms used but not otherwise defined herein have the meanings set forth in Section 8 hereof.

R E C I T A L S

A. The Company has previously entered into an agreement to merge (the “Merger”) with Cbeyond Investors, LLC (“Investors LLC”) pursuant to which Investors LLC merged with and into the Company immediately prior to the consummation of the initial closing under that certain Stock Purchase Agreement, dated November 1, 2002, pursuant to which the Company issued shares of its Series B Participating Preferred Stock, par value $.01 per share (the “Series B Preferred Stock”).

B. In connection with the Merger, the Company and certain of its stockholders entered into a Registration Rights Agreement, dated as of November 1, 2002 (as amended as of the date hereof, the “Existing Agreement”).

C. In connection with the issuance and sale of shares of Series C Participating Preferred Stock of the Company, par value $0.01 per share (the “Series C Preferred Stock”, and, together with the Series B Preferred Stock, the “Preferred Stock”) pursuant to a that certain Stock Purchase Agreement by and among the Company and certain investors named therein (the “Series C Investors”), dated as of the date hereof (the “Series C Stock Purchase Agreement”), the undersigned wish to, pursuant to Section 9.4 of the Existing Agreement, amend and restate the Existing Agreement in its entirety as set forth herein effective upon the consummation of the closing of the purchase of Series C Preferred Stock under the Series C Stock Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree that the Existing Agreement is hereby amended and restated in its entirety as follows:

Section 1. Demand Registrations.

1.1 Requests for Registration. At any time prior to the Company’s Initial Public Offering, (i) the holders of a majority of the Preferred Registrable Securities then outstanding may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (a “Long-Form Registration”). After the Company’s Initial Public Offering, (i) the holders of a majority of the MDCP Registrable Securities then outstanding may request up to two (2) Long-Form Registrations, (ii) the holders of a majority of the MSCP Registrable Securities then outstanding may request up to one (1) Long-Form Registration, (iii) the holders of a majority of the BV Registrable Securities then outstanding may request up to two (2) Long-Form Registrations, (iv)

the holders of a majority of the VPVP Registrable Securities then outstanding may request up to two (2) Long-Form Registrations, (v) the holders of a majority of the Series C Registrable Securities then outstanding may request up to one (1) Long-Form Registration, and (vi) the holders of at least 10% of the Registrable Securities then outstanding may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any similar short-form registration (“Short-Form Registrations”) if available; provided that the aggregate offering value of the Registrable Securities requested to be registered in any registration under this Section 1.1 (any “Demand Registration”) must equal at least $50 million if the registration is the Company’s Initial Public Offering, at least $20 million in any other Long-Form Registration, and at least $10 million in any Short-Form Registration. No Demand Registration shall be counted as a request for a Long-Form Registration by any holder pursuant to the previous sentence unless all shares requested to be registered pursuant to the Demand Notice (as defined below) are actually registered.

All requests for Demand Registrations shall be made by giving written notice to the Company (the “Demand Notice”). Each Demand Notice shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any Demand Notice, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the provisions of Section 1.4 below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice.

1.2 Expenses; Withdrawal. The Company shall pay all Registration Expenses of all holders of Registrable Securities in all Demand Registrations. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective; provided that the Company shall in any event pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations. All Long-Form Registrations shall be underwritten registrations unless otherwise requested by the holders of a majority of the Registrable Securities requested to be included in the applicable Long-Form Registration.

1.3 Short-Form Registrations. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 (or any successor form) available for the sale of Registrable Securities.

1.4 Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities requested to be included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration the number which can be so sold in the following order of priorities: (i) first, the Preferred Registrable Securities and the CISCO Warrant Registrable Securities, pro rata among the holders of Preferred Registrable Securities and CISCO Warrant Registrable Securities on the basis of the number of such securities owned by each such holder, (ii) second, the Common Registrable Securities, pro rata among the holders of Common Registrable Securities on the basis of the number of Common Registrable Securities owned by each such holder and (iii) third, other securities requested to be included in such registration; provided that, to the extent (but only to the extent) the managing underwriters advise the Company in writing that in their opinion Registrable Securities held by holders who are also employees of the Company or any of its Subsidiaries cannot be included in such offering without adversely effecting such offering, such Registrable Securities shall not be included in such offering.

1.5 Restrictions on Long-Form Registrations. The Company shall not be obligated to effect any Demand Registration which is a Long-Form Registration within 180 days after the effective date of a previous Demand Registration which was a Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company’s board of directors (the “Board”) determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction or any other material offering or material transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such withdrawn registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

1.6 Selection of Underwriters. The Board shall select the investment banker(s) and manager(s) to administer the offering.

1.7 Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Preferred Registrable Securities then outstanding; provided that the Company may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are pari passu or subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations.

Section 2. Piggyback Registrations.

2.1 Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration, an Initial Public Offering, a registration on Form S-4 or Form S-8 or any successor form thereto) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event within three (3) business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration (subject to the exclusions pursuant to the priority provisions of Sections 2.3 and 2.4 below) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company’s notice.

2.2 Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

2.3 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Preferred Registrable Securities and the CISCO Warrant Registrable Securities, pro rata among the holders of Preferred Registrable Securities and CISCO Warrant Registrable Securities on the basis of the number of such securities owned by each such holder, (iii) third, the Common Registrable Securities, pro rata among the holders of Common Registrable Securities on the basis of the number of Common Registrable Securities owned by each such holder and (iv) fourth, other securities requested to be included in such registration; provided that, to the extent (but only to the extent) the managing underwriters advise the Company in writing that in their opinion Registrable Securities held by holders who are also employees of the Company or any of its Subsidiaries cannot be included in such offering without adversely effecting such offering, such Registrable Securities shall not be included in such offering.

2.4 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, the Preferred Registrable Securities and the CISCO Warrant Registrable Securities requested to be included in such registration, pro rata among the holders of any such securities on the basis of the number of securities so requested to be included therein owned by each such holder, (ii) second, the Common Registrable Securities, pro rata among the holders of Common Registrable Securities on the basis of the number of Common Registrable Securities owned by each such holder and (iii) third, other securities requested to be included in such registration; provided that, to the extent (but only to the extent) the managing underwriters advise the Company in writing that in their opinion Registrable Securities held by holders who are also employees of the Company or any of its Subsidiaries cannot be included in such offering without adversely effecting such offering, such Registrable Securities shall not be included in such offering.

2.5 Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of the investment banker(s) and manager(s) to administer such offering shall be approved by the Board.

2.6 Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

Section 2A. Registrations on Form S-3.

2A.1 If, at anytime on or after the date the Company first becomes eligible for use of Form S-3, (i) the Company shall receive a written request (specifying that it is being made pursuant to this Section 2A.1 from any holder or holders of then outstanding Registrable Securities that the Company file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed Ten Million Dollars ($10,000,000), and (ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3). The foregoing notwithstanding, if the Company shall furnish to the holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future and setting forth the reasons for such judgment, then the Company’s obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days, provided, however, that the Company may not obtain a deferral pursuant to this clause more than once in any twelve month period. The Company shall not be obligated to effect any such registration, pursuant to this Section 2A, if the Company has, within the twelve (12) month period preceding the date of such request, (i) already effected two registrations on Form S-3 for the holders pursuant to this Section 2A or (ii) had a registration statement effective for at least one hundred eighty (180) days pursuant to this Section 2A.

2A.2 All expenses (excluding underwriters’ discounts and commissions) incurred in connection with a registration requested pursuant to Section 2A.1, including, without limitation, all registration, qualification, printing and accounting fees, and fees and disbursements not to exceed Fifty Thousand Dollars ($50,000) of one counsel for the selling holder or holders and counsel to the Company shall be borne by the Company. The holders’ rights to registration under this Section 2A are in addition to, and not in lieu of, their rights to registration under Sections 1 and 2 of this Agreement. Subject to the provision in Section 2A.1, the holder’s right to request registration under this Section 2A shall be unlimited.

Section 3. Holdback Agreements.

3.1 Holders of Registrable Securities. Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and (i) the 180-day period beginning on the effective date of the Initial Public Offering in the case of the Initial Public Offering and (ii) the 90-day period beginning on the effective date of any other underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities of such holder are included (in each case, except as part of such underwritten registration), unless in each case the underwriters managing the registered public offering otherwise agree, and, upon the request of the underwriters, each holder of Registrable Securities shall sign customary lock-up agreements for the benefit of the underwriters acknowledging their obligation to refrain from such action; provided, that (i) all officers of the Company, directors of the Company and holders of at least 1% of the outstanding Registrable Securities of the Company enter into similar agreements and (ii) any exception to this Section shall be made available to all holders of Registrable Securities.

3.2 The Company. The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or, except in the case of an underwritten primary registration, any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after November 1, 2002 (other than in a registered public offering or pursuant to Rule 144) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

Section 4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

4.1 prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

4.2 notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not more than 180 days (in the case of a non-underwritten registration statement utilizing Rule 415 under the Securities Act) and otherwise so as to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

4.3 furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

4.4 use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4.4, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

4.5 notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

4.6 cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq and, if listed on the Nasdaq, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq “national market system security” within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure Nasdaq authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

4.7 provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

4.8 enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

4.9 make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

4.10 otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

4.11 permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

4.12 in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order; and

4.13 in an underwritten offering, obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter of such offering may reasonably request.

Section 5. Registration Expenses.

5.1 Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and the Company’s independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the Nasdaq.

5.2 Reimbursement of Counsel. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Preferred Registrable Securities included in such registration.

5.3 Payment of Certain Expenses by Holders of Registrable Securities. Underwriting discounts and commissions and transfer taxes relating to the Registrable Securities included in any registration hereunder, and all fees and expenses of counsel for any holder of Registrable Securities (other than fees and expenses to be reimbursed by the Company as set forth in Section 5.2 above) shall be borne and paid by the holders of such Registrable Securities.

Section 6. Indemnification.

6.1 The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, partners, managers (and, in the case of any holder that is a mutual fund, its investment advisor) and each Person that controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

6.2 In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

6.3 Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

6.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partner, manager or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.

Section 7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, its ownership of such Registrable Securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Section 6.2 hereof, or to the underwriters with respect thereto, except to the extent of the indemnification being given to the Company and its controlling persons in Section 6.2 hereof.

Section 8. Definitions.

“BV Registrable Securities” means Registrable Securities held by, or derived from or relating to the Preferred Stock and Common Stock issued to, Battery Ventures V, L.P., Battery Ventures Convergence Fund, L.P., and Battery Investment Partners V, LLC.

“CISCO Warrants” means those certain Stock Subscription Warrants, dated as of March 30, 2001 and April 18, 2002, issued by the Company to CISCO.

“CISCO Warrant Registrable Securities” means Registrable Securities consisting of, derived from or relating to the Common Stock issuable under the CISCO Warrants.

“Common Registrable Securities” means all Registrable Securities other than Preferred Registrable Securities.

“Common Stock” means the Company’s Common Stock, par value $.01 per share.

“Initial Public Offering” means the initial firm commitment, underwritten sale of Common Stock to the public registered under the Securities Act on Form S-1 or any similar form with net proceeds to the Company of not less than $50,000,000 and a price per share of not less than $2.00 (proportionately adjusted to reflect the occurrence of stock dividends, combinations, subdivisions or similar reclassifications).

“MDCP Registrable Securities” means Registrable Securities held by, or derived from or relating to the Preferred Stock and Common Stock issued to, MDCP-Cbeyond Investors, LLC.

“MSCP Registrable Securities” means Registrable Securities held by, or derived from or relating to the Preferred Stock and Common Stock issued to, Capital Partners IV Technology Holdings, L.P.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Preferred Registrable Securities” means (i) the Registrable Securities referred to in clause (i)(A) of the definition of Registrable Securities, and (ii) the Registrable Securities referred to in clause (ii) of the definition of Registrable Securities to the extent issued or issuable in respect of the Registrable Securities referred to in clause (i)(A) of the definition of Registrable Securities.

“Registrable Securities” means (i) any Common Stock issued to a party to this Agreement (A) upon conversion of any of the Preferred Stock held by such party or (B) upon exercise of the CISCO Warrants in accordance with their terms, (ii) any Common Stock issued or issuable in respect of the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other Common Stock of the Company held by any holder of Registrable Securities including without limitation, Common Stock issued in the Merger, in each case in clauses (i), (ii) and (iii) which Common Stock has vested to the extent such Common Stock is subject to vesting; provided that with respect to any Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or, with respect to Registrable Securities held by a particular Person, when all of the Registrable Securities held by such Person have been or are eligible to be sold to the public in compliance with Rule 144 under the Securities Act (or any similar rule promulgated by the Securities Exchange Commission then in force) without the volume or manner of sale limitations of Rule 144; provided further, that notwithstanding the foregoing, with respect to any Registrable Securities held by a holder who (together with its Affiliates) in the aggregate holds more than 2% of the then outstanding shares of Common Stock (for this purpose assuming all shares of Preferred Stock have been converted into Common Stock), such securities shall not cease being Registrable Securities solely because they are eligible to be sold to the public in compliance with Rule 144 under the Securities Act (or any similar rule promulgated by the Securities Exchange Commission then in force) without the volume or manner of sale limitations of Rule 144, until the earlier of (A) such time as the holder’s aggregate ownership of Common Stock (for this purpose assuming all shares of Preferred Stock have been converted into Common Stock) shall fall below 2% and (B) three (3) years following the consummation of the Initial Public Offering. For purposes of this Agreement, a Person shall be deemed to be the holder of Registrable Securities, and the Registrable Securities shall be deemed to be outstanding and in existence, whenever such Person has the right to acquire such Registrable Securities (A) upon conversion of Preferred Stock held by such Person or (B) upon exercise of the CISCO Warrant in accordance with its terms, whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of such Registrable Securities hereunder.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Series C Registrable Securities” means Registrable Securities held by, or derived from or relating to the Series C Preferred Stock issued to the Series C Investors.

“Shareholders Agreement” means that certain Amended and Restated Shareholders Agreement, dated as of the date hereof, by and among the Company and the other signatories thereto.

“VPVP Registrable Securities” means Registrable Securities held by, or derived from or relating to the Preferred Stock and Common Stock issued to, VantagePoint Venture Partners III(Q), L.P. and VantagePoint Venture Partners III, L.P.

Section 9. Miscellaneous.

9.1 No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

9.2 Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

9.3 Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

9.4 Amendments and Waivers. Subject to the provisions of Section 5A of the Shareholders Agreement, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of a majority of Registrable Securities then outstanding; provided that if any such amendment, modification or waiver would materially and adversely affect any holder of Registrable Securities relative to its effect on the holders of the Registrable Securities voting in favor of such amendment, modification or waiver, such amendment, modification or waiver shall also require the written consent of the holders of a majority of such Registrable Securities held by all holders so adversely affected. In addition to the foregoing, Section 1.1, the definitions used directly or indirectly therein, this Section 9.4 (subject to Section 5A(d) of the Shareholders Agreement), and the definitions used directly or indirectly herein may not be amended or waived without the prior written consent of each of holders of a majority of the MDCP Registrable Securities then outstanding, the holders of a majority of the MSCP Registrable Securities then outstanding, the holders of a majority of the BV Registrable Securities then outstanding, and the holders of a majority of the VPVP Registrable Securities then outstanding. No course of dealing or the failure of any party to enforce any of the provisions of this Agreement shall be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

9.5 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

9.6 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

9.7 Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “include” or “including” in this Agreement shall be by way of example rather than by limitation. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

9.8 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Atlanta, Georgia time on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the Company at the address set forth below and to any holder of Registrable Securities at such address as indicated by the Company’s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. The Company’s address is:

320 Interstate North Parkway, SE, Suite 300

Atlanta, GA 30339

Attention: President

Telephone: (678) 424-2400

Telecopy: (678) 424-2500

9.9 Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company’s chief-executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

9.10 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters by the internal laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any other jurisdiction. In furtherance of the foregoing, the General Corporation Law of the State of Delaware or, if applicable, internal law of the State of California shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

9.11 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

9.12 Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

9.13 Amendment and Restatement; Effectiveness. This Agreement amends and restates in its entirety the Existing Agreement and shall be effective with respect to all parties to the Existing Agreement when executed and delivered by those parties required under Section 9.4 of the Existing Agreement even if this Agreement is not executed and delivered by other Persons whose signature blocks appear on the signature pages hereto.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Registration Rights Agreement in accordance with Section 9.4 hereof.

CBEYOND COMMUNICATIONS, INC.

By:	/s/ Robert Fugate
Its:	CFO

[Third Amended and Restated Registration Rights Agreement continued]

MDCP - CBEYOND INVESTORS, LLC (as successor in interest to Madison Dearborn Capital Partners III, L.P., Madison Dearborn Special Equity III, L.P. and Special Advisors Fund I, LLC)

By: Madison Dearborn Capital Partners III, L.P.,
its managing member

By: Madison Dearborn Partners III, L.P., its general partner

By:	/s/ Jim Perry
	Name:	Jim Perry
Title:

[Third Amended and Restated Registration Rights Agreement continued]

BATTERY VENTURES V, L.P.

By:	Battery Partners V, LLC, its general partner

By:	/s/ RICHARD D. FRISBIE
Name:	Richard D. Frisbie
Title:	Member Manager

BATTERY VENTURES CONVERGENCE FUND, L.P

By:	Battery Convergence Partners, LLC, its general partner
By:	/s/ RICHARD D. FRISBIE
Name:	Richard D. Frisbie
Title:	Member Manager

BATTERY INVESTMENT PARTNERS V, LLC.

By:	/s/ RICHARD D. FRISBIE
Name:	Richard D. Frisbie
Title:	Member Manager

[Third Amended and Restated Registration Rights Agreement continued]

LIBERTY MUTUAL INSURANCE COMPANY

By:	/s/ RONALD D. ULICH

Name: Ronald D. Ulich
Title: Vice President

[Third Amended and Restated Registration Rights Agreement continued]

VANTAGEPOINT VENTURE PARTNERS III (Q), L.P.

By:	VantagePoint Venture Associates III, L.L.C., its general partner

By:	/s/ ALAN E. SALZMAN
Name:	Alan E. Salzman
Its:	Managing Member

VANTAGEPOINT VENTURE PARTNERS III, L.P.

By:	VantagePoint Venture Associates III, L.L.C., its general partner

By:	/s/ ALAN E. SALZMAN
Name:	Alan E. Salzman
Its:	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV, L.P.

By:	VantagePoint Venture Associates IV, L.L.C., its general partner

By:	/s/ ALAN E. SALZMAN
Name:	Alan E. Salzman
Its:	Managing Member

[Third Amended and Restated Registration Rights Agreement continued]

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.

By:	VantagePoint Venture Associates IV, L.L.C., its general partner

By:	/s/ ALAN E. SALZMAN
Name:	Alan E. Salzman
Its:	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By:	VantagePoint Venture Associates IV, L.L.C., its general partner

By:	/s/ ALAN E. SALZMAN
Name:	Alan E. Salzman
Its:	Managing Member

[Third Amended and Restated Registration Rights Agreement continued]

B-ETC, LP

By: Berkman Investors, Inc., its general partner

By:	/s/ SCOTT G. BRUCE
Name:	Scott G. Bruce
Its:	Vice President, General Counsel

[Third Amended and Restated Registration Rights Agreement continued]

CCOS FLORIDA LIMITED, LLLP

By:	/s/ JOHN ROBERT SIERRA JR.
Name:	John Robert Sierra Jr.
Its:	President of ARREIS Inc. G.P.

S B GENERAL PARTNERS

By:	/s/ JOHN ROBERT SIERRA JR.
Name:	John Robert Sierra Jr.
Its:	Partner

/s/ J. ROBERT SIERRA SR.
J. Robert Sierra Sr.

[Third Amended and Restated Registration Rights Agreement continued]

118 CAPITAL FUND INC.

By:	/s/ D. SCOTT LUTTRELL
Name:	D. Scott Luttrell
Its:	President

LCM PROFIT SHARING PLAN

By:	/s/ D. SCOTT LUTTRELL
Name:	D. Scott Luttrel
Its:	Trustee

2514 MULTI-STRATEGY FUND LP

By:	/s/ D. SCOTT LUTTRELL
Name:	D. Scott Luttrel
Its:	Managing Member of LCM Alternative Assets Group, LLC, Managing Member of LCM Global Partners LLC, its General Partner

[Third Amended and Restated Registration Rights Agreement continued]

/s/ JAMES F. GEIGER
James F. Geiger

/s/ MARK A. MASI
Mark A. Masi

/s/ J. ROBERT FUGATE
J. Robert Fugate

/s/ ROBERT R. MORRICE
Robert R. Morrice

/s/ JAMES T. MARKLE
James T. Markle

[Third Amended and Restated Registration Rights Agreement continued]

OMAN INTERNATIONAL DEVELOPMENT AND INVESTMENT COMPANY SAOG

By:	/s/ DEEPAK ATAL
Name:	Deepak Atal
Its:	Chief Executive Officer

[Third Amended and Restated Registration Rights Agreement continued]

REGENT CAPITAL PARTNERS, L.P.

By:	Regent Capital Holdings II, L.P.
Its:	General Partner

By:	Regent Capital Holdings, Inc.
Its:	General Partner

By:	/s/ RICHARD HOCHMAN
Name:	Richard Hochman
Its:	Authorized Person

[Third Amended and Restated Registration Rights Agreement continued]

HOWARD KAYE FAMILY FUND

By:	/s/ HOWARD KAYE
Name:	Howard Kaye
Its:	Managing General Partner

[Third Amended and Restated Registration Rights Agreement continued]

SANDERS OPPORTUNITY FUND LP

By:	/s/ DON SANDERS
Name:	Don Sanders
Its:	Authorized Person

[Third Amended and Restated Registration Rights Agreement continued]

SANDERS OPPORTUNITY FUND (INST.) LP

By:	/s/ DON SANDERS
Name:	Don Sanders
Its:	Authorized Person

[Third Amended and Restated Registration Rights Agreement continued]

/s/ RICHARD BATELAAN
Richard Batelaan

[Third Amended and Restated Registration Rights Agreement continued]

/s/ DANIEL W. KEENAN
Daniel W. Keenan

[Third Amended and Restated Registration Rights Agreement continued]

/s/ JOSEPH A. OESTERLING
Joseph A. Oesterling

[Third Amended and Restated Registration Rights Agreement continued]

/s/ GEORGE L. BALL
George L. Ball

[Third Amended and Restated Registration Rights Agreement continued]

/s/ RICHARD HOCHMAN
Richard Hochman

[Third Amended and Restated Registration Rights Agreement continued]

/s/ JAMES C. LARMETT
James C. Larmett

[Third Amended and Restated Registration Rights Agreement continued]

/s/ BEN T. MORRIS
Ben T. Morris

[Third Amended and Restated Registration Rights Agreement continued]

/s/ BRET SANDERS
Bret Sanders

[Third Amended and Restated Registration Rights Agreement continued]

/s/ CHRISTINE SANDERS
Christine Sanders

[Third Amended and Restated Registration Rights Agreement continued]

/s/ DON SANDERS
Don Sanders

[Third Amended and Restated Registration Rights Agreement continued]

/s/ KATHERINE SANDERS
Katherine Sanders

[Third Amended and Restated Registration Rights Agreement continued]

/s/ LAURA SANDERS
Laura Sanders

[Third Amended and Restated Registration Rights Agreement continued]

/s/ SUSAN SANDERS-KELLER
Susan Sanders-Keller

[Third Amended and Restated Registration Rights Agreement continued]

/s/ DON WEIR
Don Weir

[Third Amended and Restated Registration Rights Agreement continued]

BVCF IV, L.P.

By: J.W. Puth Associates, LLC, its General Partner

By: Brinson Venture Management, LLC, its Attorney-in fact

By: Adams Street Partners, LLC, as its Administrative Member

By:	/s/ GEORGE H. SPENCER III
Name:	George H. Spencer III
Title:	Partner

[Third Amended and Restated Registration Rights Agreement continued]

/s/ MORRIS WOLFSON
Morris Wolfson

[Third Amended and Restated Registration Rights Agreement continued]

/s/ JULIA STROW
Julia Strow

[Third Amended and Restated Registration Rights Agreement continued]

/s/ BROOKS ROBINSON
Brooks Robinson

[Third Amended and Restated Registration Rights Agreement continued]

/s/ CHRIS BEAVERS
Chris Beavers

[Third Amended and Restated Registration Rights Agreement continued]

/s/ JOAN TOLLIVER
Joan Tolliver

[Third Amended and Restated Registration Rights Agreement continued]

/s/ TERRY TROUT
Terry Trout

[Third Amended and Restated Registration Rights Agreement continued]

/s/ CLEVE LEWIS
Cleve Lewis

[Third Amended and Restated Registration Rights Agreement continued]

/s/ BRIAN CRAVER
Brian Craver

[Third Amended and Restated Registration Rights Agreement continued]

/s/ CHRISTOPHER L. KAUFMAN
Christopher L. Kaufman

[Third Amended and Restated Registration Rights Agreement continued]

VP COMPANY INVESTMENTS 2004, LLC

By:	/s/ ALAN C. MENDELSON
Name:	Alan C. Mendelson
Title:	Managing Member

[Third Amended and Restated Registration Rights Agreement continued]

BLACK DIAMOND CAPITAL II, LLC

By:	/s/ KIM P. BUCHANAN
Name:	Kim P. Buchanan
Its:	President

[Third Amended and Restated Registration Rights Agreement continued]

BALLAST POINT VENTURES, L.P., a Delaware limited partnership

By:	Ballast Point Venture Partners, L.P., a Delaware limited partnership, its general partner

By:	RJ Ventures, LLC, a Florida limited liability company, its general partner

By:	/s/ PAUL C. JOHAN
Name:	Paul C. Johan
Title:	Partner

BALLAST POINT VENTURES EF, L.P., a Delaware limited partnership

By:	Ballast Point Venture Partners, L.P., a Delaware limited partnership, its general partner

By:	RJ Ventures, LLC, a Florida limited liability company, its general partner

By:	/s/ PAUL C. JOHAN
Name:	Paul C. Johan
Title:	Partner